                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL
                            To Tender for Exchange
                   9 7/8% Senior Subordinated Notes due 2009
                                      of
                                   MUZAK LLC
                                      AND
                              MUZAK FINANCE CORP.
                 Pursuant to the Prospectus Dated       , 1999

--------------------------------------------------------------------------------
 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
       CITY TIME, ON [  ], 1999 UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

     If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to State Street Bank & Trust Company (the "Exchange Agent"):

             By Registered or Certified Mail or Overnight Courier:
                       State Street Bank & Trust Company
                             2 Avenue de Lafayette
                                   5th Floor
                               Boston, MA 02111
                           Attn: [                 ]

                                 By Facsimile:
                       (For Eligible Institutions only)
                                  (   )    -
                 Confirm by telephone:   (   )    -     [name]

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (800)
____________ OR BY FACSIMILE AT (   )     -        .

     The undersigned hereby acknowledges receipt of the Prospectus dated [    ],
1999 (the "Prospectus") of Muzak LLC, a Delaware limited liability company (the "Muzak"), and Muzak Finance Corp. ("Muzak Finance" and, together with Muzak, the "Issuers"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuers' offer (the "Exchange Offer") to exchange $1,000 in principal amount of its Series B 9 7/8% Senior Subordinated Notes due 2009 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), pursuant to a Registration Statement for each $1,000 in principal amount of its outstanding 9 7/8% Senior Subordinated Notes due 2009 (the "Notes"), of which $115,000,000 aggregate principal amount is outstanding.

     This Letter of Transmittal is to be used by holders of Notes if (i) certificates representing Notes are to be physically delivered to the Exchange Agent herewith by such holders; (ii) tender of Notes is to be made by book-entry transfer to the Exchange Agent's account at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the caption "The Exchange Offer - Procedures for Tendering" in the Prospectus; or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     Holders of Notes that are tendering by book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility can execute the tender through ATOP for which the transaction will be eligible. The Book-Entry Transfer Facility participants that are accepting the Exchange Offer must transmit their acceptances to the Book-Entry Transfer Facility which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at the Book-Entry Transfer Facility. The Book-Entry Transfer Facility will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by the Book-Entry Transfer Facility will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

     The undersigned hereby tenders the Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ("Beneficial Owners"), as described in Box 2 below, a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Issuers, all right, title, and interest in, to, and under the Tendered Notes.

     Please issue the New Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Notes to the Issuers or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Issuers, on the books of the registrar for the Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon acceptance by the Issuers of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer - Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Issuers as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuers or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the New Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not engaging, do not intend to engage, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer - Resale of the Exchange Notes." In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Notes is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with either of the Issuers or any affiliate of either of the Issuers (within the meaning of Rule 405 under the Securities Act) to distribute the New Notes to be received in the Exchange Offer, and (ii) acknowledges that, by receiving New Notes for its own account in exchange for Notes, where such Notes were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes.

[_]  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "Use of Guaranteed Delivery" BELOW (Box 4).

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "Use of Book-Entry Transfer" BELOW (Box 5).

 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE
                                     BOXES

----------------------------------------------------------------------------------------------------------------------------------
                                                              BOX 1
                                                  DESCRIPTION OF NOTES TENDERED
                                          (Attach additional signed pages, if necessary)

----------------------------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Note                                    Aggregate Principal
 Holder(s), exactly as name(s) appear(s) on              Certificate                  Amount             Aggregate Principal
            Note Certificate(s)                          Number(s) of             Represented by                Amount
        (Please fill in, if blank)                          Notes*                 Certificates               Tendered**
                                                      ----------------------------------------------------------------------------
                                                      ----------------------------------------------------------------------------

                                                      ----------------------------------------------------------------------------

                                                      ----------------------------------------------------------------------------
                                                        Total
----------------------------------------------------------------------------------------------------------------------------------
*  Need not be completed by persons tendering by book-entry transfer.

**  The minimum permitted tender is $1,000 in principal amount of Notes.  All other tenders must be in integral multiples of
 $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                      BOX 2
                                               BENEFICIAL OWNER(S)
------------------------------------------------------------------------------------------------------------------
State of Principal Residence of Each Beneficial Owner of    Principal Amount of Tendered Notes Held for Account of
                    Tendered Notes                                               Beneficial Owner
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                        BOX 3

                                            SPECIAL DELIVERY INSTRUCTIONS
                                            (SEE INSTRUCTIONS 5, 6 AND 7)

To be completed ONLY if New Notes exchanged for Notes and untendered Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail New Note(s) and any untendered Notes to:

Name(s):_____________________________________________________________________________________________________
                                                    (please print)

Address:_____________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________
                                                  (include Zip Code)

Tax Identification or
Social Security No.:_________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                        BOX 4

                                              USE OF GUARANTEED DELIVERY
                                                  (SEE INSTRUCTION 2)

To be completed ONLY if notes are being tendered by means of a notice of guaranteed delivery.

Name(s) of Registered Holder(s):_____________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery: _________________________________________________________

Name of Institution which Guaranteed Delivery: ______________________________________________________________

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                        BOX 5

                                             USE OF BOOK-ENTRY TRANSFER
                                                 (SEE INSTRUCTION 1)

To be completed ONLY if delivery of tendered notes is to be made by book-entry transfer.

Name of Tendering Institution: ______________________________________________________________________________

Account Number: _____________________________________________________________________________________________

Transaction Code Number: ____________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BOX 6

                          TENDERING HOLDER SIGNATURE
                          (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
                   -----------------------------------------

X ______________________________________________________________________________

X ______________________________________________________________________________
          (Signature of Registered Holder(s) or Authorized Signatory)

    Note: The above lines must be signed by the registered holder(s) of Notes as their name(s) appear(s) on the Notes or by persons(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name: __________________________________________________________________________
                                (please print)

Title: _________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                              (include Zip Code)

Area Code and Telephone Number: ________________________________________________

                              Signature Guarantee
                        (If required by Instruction 5)

X ______________________________________________________________________________
                            (Authorized Signature)

Name of Firm: __________________________________________________________________
         (Must be an Eligible Institution as defined in Instruction 2)

Name(s): _______________________________________________________________________

Capacity: ________________________________________   Dated: ____________________

Street Address:_________________________________________________________________

________________________________________________________________________________
                              (include Zip Code)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BOX 7

                             BROKER-DEALER STATUS


Area Code and Telephone Number:_________________________________________________

[_] Check this box if the Beneficial Owner of the Notes is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Notes for its own account as a result of market-making activities or other trading activities.

Tax Identification or Social Security Number:___________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        PAYORS' NAMES:   MUZAK LLC AND
                                         MUZAK FINANCE CORP.
--------------------------------------------------------------------------------
SUBSTITUTE                   Part 1 - PLEASE PROVIDE YOUR      Social Security
Form W-9                     TAXPAYER IDENTIFICATION NUMBER          Number
                             ("TIN") IN THE BOX AT RIGHT AND         or TIN
Department of the Treasury   CERTIFY BY SIGNING AND DATING
Internal Revenue Service     BELOW.
                                                               _____/_____/_____

                             ---------------------------------------------------
Payer's Request for          Part 2 - Check the box if you are NOT subject to
Taxpayer Identification      backup withholding under the provisions of section
Number (TIN)                 3406(a)(1)(C) of the Internal Revenue Code because
                             (1) you have not been notified that you are subject
                             to backup withholding as a result of failure to
                             report all interest or dividends or (2) the
                             Internal Revenue Service has notified you that you
                             are no longer subject to backup withholding.    [_]
                             ---------------------------------------------------
                             CERTIFICATION - UNDER THE PENALTIES OF
                             PERJURY, I CERTIFY THAT THE INFORMATION
                             PROVIDED ON THIS FORM IS TRUE, CORRECT,
                             AND COMPLETE.                             Part 3___

                             SIGNATURE:_____________ DATE:_______      Awaiting
                                                                       TIN  [_]
                             ---------------------------------------------------

                             Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed.)
                             ---------------------------------------------------
                             Address:
                             ---------------------------------------------------
                             City, State and ZIP Code
                             ---------------------------------------------------
                             List account number(s) here (optional)
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP FOR ADDITIONAL DETAILS.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Notes. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Notes must be received by the Exchange Agent at its address set forth herein or such Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Notes should be sent to the Issuers. Neither the Issuers nor the registrar is under any obligation to notify any tendering holder of the Issuers' acceptance of Tendered Notes prior to the closing of the Exchange Offer.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Notes but whose Notes are not immediately available, and who cannot deliver their Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or who cannot complete the procedures for book-entry transfer, prior to the Expiration Date, must tender their Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Tendered Notes and the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal, or facsimile thereof, or in the case of a book-entry transfer, an agent's message, together with the certificate(s) representing the Tendered Notes, or a confirmation of book-entry transfer of such notes into the Exchange Agent's account at the Book-Entry Transfer Facility, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificate(s) representing all Tendered Notes in proper form for transfer, or a confirmation of a book-entry transfer of such Tendered Notes into the Exchange Agent's account at the Book Entry Transfer Facility, together with Letter of Transmittal, or facsimile thereof, properly completed and duly executed with any required signature guarantees, or in the case of a book-entry transfer, an agent's message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.
Any holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

     3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     4. Partial Tenders. Tenders of Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the columns labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes Tendered" (Box 1) above . The entire principal amount of Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes held by the holder is not tendered, then Notes for the principal amount of Notes not tendered and New Notes issued in exchange for any Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

     If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

     If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes, and New Notes issued in exchange therefor are to be issued (and any untendered principal amount of Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Tendered Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

     6. Special Delivery Instructions. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the New Notes and/or substitute Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

     8. Tax Identification Number. Federal income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Issuers (as payor) with their correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuers are not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each holder of Tendered Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Issuers reserve the right in their sole discretion to take whatever steps are necessary to comply with the Issuers' obligation regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Tendered Notes not properly tendered or any Tendered Notes the Issuers' acceptance of which would, in the opinion of the Issuers' counsel, be unlawful. The Issuers also reserve the right to waive any defects, irregularities or conditions of tender as to particular Tendered Notes. The Issuers may not waive any condition to the Exchange Offer unless such condition is legally waiveable. In the event such a waiver by the Issuers gives rise to the legal requirement to do so, the Issuers will hold the Exchange Offer open for at least five business days thereafter. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Issuers shall determine. Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Tendered Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. Waiver of Conditions. The Issuers reserve the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

     11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Notes or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Notes. Any tendering Holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Acceptance of Tendered Notes and Issuance of Notes; Return of Notes. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange all validly tendered Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted tendered Notes when, as and if the Issuers have given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

     15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer- Withdrawal of Tenders."

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